Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel George, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Adagio Medical Holdings, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2025

	By:	/s/ Daniel George
Daniel George
Interim Chief Financial Officer (Principal Financial Officer)